4Q 2023 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance............................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Shale Sales Volumes (Bcf)	123.9	121.1	114.0	114.8	473.8	119.0
CBM Sales Volumes (Bcf)	9.9	10.2	10.1	10.4	40.6	10.5
Other Sales Volumes (Bcf)	0.1	-	0.1	0.1	0.3	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)	12.8	11.9	9.7	10.1	44.5	10.5
Oil and Condensate Sales Volumes (Bcfe)	0.2	0.2	0.3	0.5	1.2	0.5

TOTAL (Bcfe)	146.9	143.4	134.2	135.9	560.4	140.6

Average Daily Production (MMcfe)	1,596.9	1,559.0	1,474.2	1,509.6	1,535.3	1,528.4

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2023 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	2	2	2	19,200	2
	Utica	-	-	-	-	-

CPA	Marcellus	-	-	-	-	-
	Utica	2	-	-	-	-

Total		4	2	2		2

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q1 2024	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	76.8	312.7	242.7	246.6	105.1
Average Prices ($/Mcf)	$3.04	$3.11	$3.28	$3.31	$4.23

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	26.4	121.5	129.8	92.4	111.1
Average Prices ($/Mcf)	$2.32	$2.43	$2.30	$2.63	$3.31
Total Volumes Hedged (Bcf)(2)	103.2	434.2	372.5	339.0	216.2

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	103.2	427.1	372.5	322.2	196.4
Average Prices ($/Mcf)	$2.61	$2.52	$2.41	$2.49	$3.26

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	7.1	-	16.8	19.8
Average Prices ($/Mcf)	-	$3.11	-	$3.31	$4.23
Total Volumes Hedged (Bcf)(2)	103.2	434.2	372.5	339.0	216.2

Estimated Conversion Factor(4)	1.076	1.076	1.068	1.070	1.068

(1) Hedge positions as of 1/5/2024.
(2) Excludes basis hedges in excess of NYMEX hedges of 1.7 Bcf and 2.6 Bcf for Q1 2024 and 2025, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2024				CY2024

	Hedged	Wtd. Avg.	Avg.	Forecasted	Hedged	Wtd. Avg.	Avg.	Forecasted
	Volumes	Hedged	Forward	Gain/(Loss)(2)	Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	82,583	$2.83	$2.71	$10,134	336,440	$2.89	$2.89	($1,336)

Index	25,480	$2.16	$2.20	($879)	118,250	$2.27	$2.10	$20,291

Basis:
Eastern Gas-South (DOM)	18,200	($0.58)	($0.60)	$300	73,200	($0.58)	($0.90)	$22,950
TCO Pool (TCO)	7,508	($0.55)	($0.45)	($747)	32,335	($0.57)	($0.74)	$5,619
Michcon (NMC)	4,550	($0.22)	($0.19)	($158)	23,200	($0.25)	($0.27)	$695
TETCO M2 (BM2)	37,310	($0.61)	($0.53)	($3,060)	150,060	($0.61)	($0.88)	$40,766
Transco Zone 5 South (DKR)	2,275	$1.23	$3.23	($4,474)	2,275	$1.23	$0.89	($4,474)
Total Financial Basis Hedges	69,843			($8,139)	281,070			$65,556

Total Projected Realized Gain				$1,116				$84,511

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/5/2024. Anticipated hedging activity is not included in projections.
(1) January 2024 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Realized Gain (Loss)	$43	$102	$79	($61)	$163	($360)
Unrealized Gain (Loss)	$564	($54)	$463	$823	$1,796	$1,138
Gain on Commodity Derivative Instruments	$607	$48	$542	$762	$1,959	$778

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Natural Gas, NGL and Oil Revenue	$334,394	$255,124	$257,061	$455,639	$1,302,218	$776,740
Gain on Commodity Derivative Instruments	607,007	47,803	542,472	762,167	1,959,449	777,615
Purchased Gas Revenue	16,916	11,135	9,355	36,812	74,218	61,421
Other Revenue and Operating Income	41,245	36,444	30,812	21,359	129,860	21,054
Total Revenue and Other Operating Income	999,562	350,506	839,700	1,275,977	3,465,745	1,636,830
Costs and Expenses:
Operating Expense
Lease Operating Expense	17,194	16,573	13,092	16,474	63,333	17,739
Transportation, Gathering and Compression	100,146	95,820	87,872	98,096	381,934	96,385
Production, Ad Valorem, and Other Fees	4,755	8,131	5,419	9,641	27,946	11,599
Depreciation, Depletion and Amortization	112,827	111,855	103,682	105,222	433,586	112,245
Exploration and Production Related Other Costs	2,016	1,600	1,727	5,104	10,447	1,212
Purchased Gas Costs	16,089	10,694	8,794	34,347	69,924	62,217
Selling, General, and Administrative Costs	29,538	29,213	30,017	36,576	125,344	31,961
Other Operating Expense	17,368	26,057	21,031	15,139	79,595	9,818
Total Operating Expense	299,933	299,943	271,634	320,599	1,192,109	343,176
Other Expense (Income)
Other Expense	3,875	1,454	2,510	1,168	9,007	3,494
Gain on Assets Sales and Abandonments, net	(11,380)	(5,524)	(105,986)	(9,482)	(132,372)	(1,426)
Loss on Debt Extinguishment	—	—	—	—	—	19
Interest Expense	37,331	35,391	34,820	35,736	143,278	35,218
Total Other Expense (Income)	29,826	31,321	(68,656)	27,422	19,913	37,305
Total Costs and Expenses	329,759	331,264	202,978	348,021	1,212,022	380,481
Earnings Before Income Tax	669,803	19,242	636,722	927,956	2,253,723	1,256,349
Income Tax Expense (Benefit)	131,978	(2,139)	161,767	217,561	509,167	81,770
Net Income	$537,825	$21,381	$474,955	$710,395	$1,744,556	$1,174,579

Earnings per Share
Basic	$3.43	$0.13	$2.89	$4.22	$10.74	$6.64
Diluted	$2.89	$0.12	$2.47	$3.61	$9.12	$5.68

Weighted-Average Shares Outstanding	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Weighted-Average Shares of Common Stock Outstanding	156,812,941	160,703,884	164,139,583	168,452,107	162,490,245	176,916,881
Effect of Diluted Shares	29,895,586	29,970,614	28,852,003	28,692,767	29,523,744	30,127,743
Weighted-Average Diluted Shares of Common Stock Outstanding	186,708,527	190,674,498	192,991,586	197,144,874	192,013,989	207,044,624

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-23	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22
ASSETS
Current Assets:
Cash and Cash Equivalents	$443	$8,653	$22,765	$2,799	$21,321
Accounts and Notes Receivable:
Trade, net	116,119	75,854	97,702	136,208	348,458
Other Receivables, net	17,872	15,501	11,370	8,015	6,184
Supplies Inventories	19,846	20,007	26,470	29,339	27,156
Derivative Instruments	259,302	166,486	227,012	159,794	154,474
Prepaid Expenses	14,984	14,091	14,504	15,443	16,211
Total Current Assets	428,566	300,592	399,823	351,598	573,804
Property, Plant and Equipment:
Property, Plant and Equipment	12,537,118	12,399,820	12,247,858	12,099,212	11,907,698
Less-Accumulated Depreciation, Depletion and Amortization	5,194,485	5,091,172	5,008,026	4,913,268	4,811,189
Total Property, Plant and Equipment—Net	7,342,633	7,308,648	7,239,832	7,185,944	7,096,509
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	139,466	152,914	164,503	170,376	174,849
Derivative Instruments	286,479	287,029	305,887	208,933	244,931
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	70,438	72,076	73,714	75,352	76,990
Other Non-Current Assets	48,489	48,064	24,782	24,628	25,376
Total Other Non-Current Assets	868,186	883,397	892,200	802,603	845,460
TOTAL ASSETS	$8,639,385	$8,492,637	$8,531,855	$8,340,145	$8,515,773
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$147,361	$185,951	$164,177	$195,867	$191,343
Derivative Instruments	45,684	215,803	240,874	242,900	782,653
Current Portion of Finance Lease Obligations	1,862	1,792	1,379	1,423	881
Current Portion of Long-Term Debt	325,668	325,152	—	—	—
Current Portion of Operating Lease Obligations	53,791	55,448	53,166	50,844	47,436
Other Accrued Liabilities	233,214	206,872	232,417	213,874	290,491
Total Current Liabilities	807,580	991,018	692,013	704,908	1,312,804
Non-Current Liabilities:
Long-Term Debt	1,888,706	1,843,780	2,154,093	2,203,108	2,205,735
Finance Lease Obligations	5,500	5,384	3,732	4,023	1,970
Operating Lease Obligations	89,531	101,663	114,998	122,726	132,105
Derivative Instruments	523,904	806,291	812,744	1,124,884	1,517,021
Deferred Income Taxes	736,412	604,750	609,133	449,656	232,280
Asset Retirement Obligations	105,315	83,793	87,987	89,619	89,079
Other Non-Current Liabilities	97,580	98,644	73,968	73,925	74,318
Total Non-Current Liabilities	3,446,948	3,544,305	3,856,655	4,067,941	4,252,508
TOTAL LIABILITIES	4,254,528	4,535,323	4,548,668	4,772,849	5,565,312
Stockholders' Equity:
Common Stock	1,548	1,600	1,625	1,663	1,712
Capital in Excess of Par Value	2,384,910	2,423,875	2,440,895	2,468,079	2,506,269
Preferred Stock	—	—	—	—	—
Retained Earnings	2,005,700	1,538,136	1,547,036	1,103,995	448,993
Accumulated Other Comprehensive Loss	(7,301)	(6,297)	(6,369)	(6,441)	(6,513)
TOTAL STOCKHOLDERS' EQUITY	4,384,857	3,957,314	3,983,187	3,567,296	2,950,461
TOTAL LIABILITIES AND EQUITY	$8,639,385	$8,492,637	$8,531,855	$8,340,145	$8,515,773

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Net Income	$537,825	$21,381	$474,955	$710,395	$1,744,556	$1,174,579
Depreciation, Depletion and Amortization	112,827	111,855	103,682	105,222	433,586	112,245
Amortization of Deferred Financing Costs	2,332	2,329	2,317	2,297	9,275	2,293
Stock-Based Compensation	4,185	2,870	4,542	8,638	20,235	1,493
Gain on Asset Sales and Abandonments, net	(11,380)	(5,524)	(105,986)	(9,482)	(132,372)	(1,426)
Loss on Debt Extinguishment	—	—	—	—	—	19
Gain on Commodity Derivative Instruments	(607,007)	(47,803)	(542,472)	(762,167)	(1,959,449)	(777,615)
Loss (Gain) on Other Derivative Instruments	1,232	1,094	176	961	3,463	(300)
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	61,002	94,569	63,957	(140,005)	79,523	(282,897)
Deferred Income Taxes	132,001	(4,410)	159,450	217,349	504,390	83,076
Other	(1,273)	754	(1,334)	(114)	(1,967)	1,619
Changes in Operating Assets:
Accounts and Notes Receivable	(40,500)	17,468	35,400	210,383	222,751	129,759
Supplies Inventories	161	6,464	2,868	(2,183)	7,310	(7,505)
Prepaid Expenses	(893)	413	939	768	1,227	1,181
Changes in Other Assets	(192)	(78)	498	(153)	75	(143)
Changes in Operating Liabilities:
Accounts Payable	(54,107)	35,021	(16,981)	(19,242)	(55,309)	25,947
Accrued Interest	16,770	(27,777)	16,274	2,216	7,483	16,550
Other Operating Liabilities	10,666	(2,356)	342	(75,792)	(67,140)	(36,289)
Changes in Other Liabilities	(2,517)	(277)	98	(353)	(3,049)	(315)
Net Cash Provided by Operating Activities	161,132	205,993	198,725	248,738	814,588	442,271

Cash Flows from Investing Activities:
Capital Expenditures	(107,749)	(205,642)	(195,985)	(170,028)	(679,404)	(173,217)
Proceeds from Asset Sales	8,089	19,128	132,293	10,517	170,027	6,889
Net Cash Used in Investing Activities	(99,660)	(186,514)	(63,692)	(159,511)	(509,377)	(166,328)

Cash Flows from Financing Activities:
Proceeds from CNXM Revolving Credit Facility Borrowings	118,725	81,550	60,550	72,750	333,575	109,700
Repayments of CNXM Revolving Credit Facility Borrowings	(101,625)	(93,000)	(97,050)	(90,450)	(382,125)	(104,150)
Proceeds from CNX Revolving Credit Facility Borrowings	402,050	279,000	446,900	460,400	1,588,350	631,900
Repayments of CNX Revolving Credit Facility Borrowings	(375,000)	(254,000)	(460,700)	(446,600)	(1,536,300)	(676,550)
Payments on Other Debt	(492)	(425)	(362)	(348)	(1,627)	(191)
Proceeds from Issuance of Common Stock	106	915	129	610	1,760	78
Shares Withheld for Taxes	(20)	(96)	(40)	(9,344)	(9,500)	(180)
Purchases of Common Stock	(113,426)	(47,535)	(64,146)	(94,759)	(319,866)	(215,106)
Debt Issuance and Financing Fees	—	—	(348)	(8)	(356)	(1,717)
Net Cash Used in Financing Activities	(69,682)	(33,591)	(115,067)	(107,749)	(326,089)	(256,216)
Net (Decrease) Increase in Cash and Cash Equivalents	(8,210)	(14,112)	19,966	(18,522)	(20,878)	19,727
Cash and Cash Equivalents at Beginning of Period	8,653	22,765	2,799	21,321	21,321	1,594
Cash and Cash Equivalents at End of Period	$443	$8,653	$22,765	$2,799	$443	$21,321

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2024E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	8%	($0.90)
ETNG Mainline	6%	$0.56
TCO Pool	25%	($0.74)
TETCO ELA & WLA	5%	($0.11)
TETCO M3	4%	($0.20)
TETCO M2	32%	($0.88)
Michcon	12%	($0.27)
Physical basis sales	8%	($0.35)
Weighted Average Basis	100%	($0.58)

NYMEX		$2.89
Weighted Average Basis (Not considering hedging)		($0.58)
Realized Price (per MMBtu)		$2.31
Conversion Factor (MMBtu/Mcf)		1.076
Realized Price Before Financial Hedging (per Mcf)		$2.49

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Forward market basis prices as of 1/5/2024.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Average Sales Price - Natural Gas	$2.16	$1.64	$1.80	$3.22	$2.20	$5.54
Average Gain (Loss) on Commodity Derivative Instruments - Cash Settlement	$0.32	$0.78	$0.64	$(0.49)	$0.32	$(2.78)
Average Sales Price - Oil and Condensate*	$10.77	$11.21	$10.57	$11.22	$10.98	$12.34
Average Sales Price - NGLs*	$3.33	$3.19	$3.18	$4.58	$3.54	$4.92

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.57	$2.49	$2.51	$2.90	$2.61	$2.96

Lease Operating Expense (LOE)	$0.12	$0.12	$0.10	$0.12	$0.11	$0.13
Production, Ad Valorem, and Other Fees	$0.03	$0.06	$0.04	$0.07	$0.05	$0.08
Transportation, Gathering and Compression	$0.68	$0.67	$0.65	$0.72	$0.68	$0.69
Depreciation, Depletion and Amortization (DD&A)	$0.75	$0.75	$0.75	$0.75	$0.75	$0.77
Total Natural Gas, NGL and Oil Production Costs	$1.58	$1.60	$1.54	$1.66	$1.59	$1.67

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.83	$0.85	$0.79	$0.91	$0.84	$0.90
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.74	$1.64	$1.72	$1.99	$1.77	$2.06

Fully Burdened Cash Costs, before DD&A(1)	$1.09	$1.17	$1.15	$1.28	$1.15	$1.29
Fully Burdened Cash Margin, before DD&A	$1.48	$1.32	$1.36	$1.62	$1.46	$1.67

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q4 2023, Q3 2023, Q2 2023, Q1 2023, YTD 2023 and Q4 2022 total fully burdened cash costs exclude a gain on asset sales of $0.08 per Mcfe, $0.04 per Mcfe, $0.79 per Mcfe, $0.07 per Mcfe, $0.24 per Mcfe and $0.01 per Mcfe, respectively. Q4 2023, Q3 2023, Q2 2023, Q1 2023, YTD 2023 and Q4 2022 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe and $0.01 per Mcfe, respectively. Q4 2023, Q3 2023, Q2 2023, Q1 2023, YTD 2023 and Q4 2022 exclude loss on debt extinguishment and inventory adjustments of $0.00 per Mcfe, $0.02 per Mcfe, $0.00 per Mcfe, $0.02 per Mcfe, $0.01 per Mcfe and $0.00 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
NYMEX Natural Gas ($/MMBtu)	$2.88	$2.55	$2.10	$3.42	$2.74	$6.26
Average Differential	(0.89)	(1.04)	(0.44)	(0.44)	(0.71)	(1.17)
BTU Conversion (MMBtu/Mcf)*	0.17	0.13	0.14	0.24	0.17	0.45
Gain (Loss) on Natural Gas Commodity Derivative Instruments-Cash Settlement	0.31	0.77	0.64	(0.49)	0.31	(2.78)
Realized Natural Gas Price per Mcf	$2.47	$2.41	$2.44	$2.73	$2.51	$2.76
*Conversion factor	1.09	1.08	1.09	1.08	1.08	1.09

GUIDANCE
($ in millions)	2024E
	Low		High
Production Volumes (Bcfe)	570	-	590
% Liquids	~8%	‘-	~9%
% of Natural Gas Hedged	82%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$2.89
Natural Gas Differential ($/MMBtu)	($0.58)
NGL Realized Price ($/Bbl)	~$21.00

($ in millions)
Adjusted EBITDAX(2)	$1,000	-	$1,150

Capital Expenditures
Drilling & Completions (D&C)	$430	‘-	$450
Non-D&C	$140	-	$165
Discretionary Capital	$5	-	$10
Total Capital Expenditures	$575	-	$625

($ in millions)
Free Cash Flow (FCF)(2)	~$300
FCF Per Share(2)(3)	~$1.95

(1) Forward market prices for 2024 guidance as of 1/5/2024.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $20 million in expected asset sales in 2024.
(3) 2024 FCF per share based on shares outstanding of 153,796,556 as of 1/11/2024.

2024E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	24	15,330

CPA	Marcellus	8	11,600
	Utica	3	15,000

Total		35	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as Net Income (Loss) after adjusting for the discrete items listed below as well as the related tax effect. Operating Margins are defined as adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2022 Annual Report on Form 10-K as filed with the SEC on February 9, 2023). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Total Revenue and Other Operating Income	$1,000	$350	$840	$1,276	$3,466	$1,637
(Deduct) Add:
Purchased Gas Revenue	(18)	(11)	(9)	(37)	(75)	(62)
Unrealized (Gain) Loss on Commodity Derivative Instruments	(564)	54	(463)	(823)	(1,796)	(1,138)
Other Revenue and Operating Income	(42)	(36)	(31)	(21)	(130)	(21)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$376	$357	$337	$395	$1,465	$416

Total Operating Expense	$300	$300	$272	$320	$1,192	$343
(Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(4)	(3)	(4)	(14)	(4)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(4)	(10)	(1)
Purchased Gas Costs	(17)	(10)	(9)	(34)	(70)	(62)
Selling, General and Administrative Costs	(29)	(29)	(30)	(37)	(125)	(33)
Other Operating Expense	(18)	(26)	(21)	(15)	(80)	(8)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$231	$229	$207	$226	$893	$235
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Net Income	$538	$21	$475	$711	$1,745	$1,175
Interest Expense	37	35	35	36	143	35
Income Tax Expense (Benefit)	132	(2)	161	218	509	82
Earnings Before Interest & Taxes (EBIT)	707	54	671	965	2,397	1,292
Depreciation, Depletion & Amortization	113	112	104	105	434	112
Exploration Expense	2	2	2	4	10	1
Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$822	$168	$777	$1,074	$2,841	$1,405
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(564)	54	(463)	(823)	(1,796)	(1,138)
Loss (Gain) on Non-Operated Asset Sale	—	3	(103)	—	(100)	—
Stock-Based Compensation	4	3	4	9	20	1
Loss on Abandonment	—	—	—	—	—	4
Virginia Flood Expense	—	—	1	—	1	1
Severance	—	—	1	1	2	1
Total Pre-tax Adjustments	(560)	60	(560)	(813)	(1,873)	(1,131)
Adjusted EBITDAX	$262	$228	$217	$261	$968	$274

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Net Income from EBITDAX Reconciliation	$538	$21	$475	$711	$1,745	$1,175
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(560)	60	(560)	(813)	(1,873)	(1,131)
Tax Effect of Adjustments	147	(15)	142	212	486	295
Adjusted Net Income	$125	$66	$57	$110	$358	$339

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Total Revenue and Other Operating Income	$1,000	$350	$840	$1,276	$3,466	$1,637

Net Income	$538	$21	$475	$711	$1,745	$1,175
Interest Expense	37	35	35	36	143	35
Income Tax Expense (Benefit)	132	(2)	161	218	509	82
Earnings Before Interest & Taxes (EBIT)	707	54	671	965	2,397	1,292
Depreciation, Depletion & Amortization	113	112	104	105	434	112
Earnings Before Interest, Taxes, DD&A (EBITDA)	$820	$166	$775	$1,070	$2,831	$1,404
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($564)	$54	($463)	($823)	($1,796)	($1,138)
Total Adjustments	($564)	$54	($463)	($823)	($1,796)	($1,138)

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$436	$404	$377	$453	$1,670	$499
Adjusted EBIT	$143	$108	$208	$142	$601	$154
Operating Margin	33%	27%	55%	31%	36%	31%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023	Q4-2022
Total Revenue and Other Operating Income	$1,000	$350	$840	$1,276	$3,466	$1,637

Net Income	$538	$21	$475	$711	$1,745	$1,175
Interest Expense	37	35	35	36	143	35
Income Tax Expense (Benefit)	132	(2)	161	218	509	82
Earnings Before Interest & Taxes (EBIT)	707	54	671	965	2,397	1,292
Depreciation, Depletion & Amortization	113	112	104	105	434	112
Earnings Before Interest, Taxes, DD&A (EBITDA)	$820	$166	$775	$1,070	$2,831	$1,404
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(564)	$54	($463)	($823)	($1,796)	($1,138)
Loss (Gain) on Non-Operated Asset Sale	—	3	(103)	—	(100)	—
Stock-Based Compensation	4	3	4	9	20	1
Loss on Abandonment	—	—	—	—	—	4
Virginia Flood Expense	—	—	1	—	1	1
Severance	—	—	1	1	2	1
Total Adjustments	($560)	$60	($560)	($813)	($1,873)	($1,131)

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$436	$404	$377	$453	$1,670	$499
Adjusted EBITDA	$260	$226	$215	$257	$958	$273
Cash Operating Margin	60%	56%	57%	57%	57%	55%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt : Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	31-Dec-23	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,214	$2,169	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	—	9	23	3	21	4	22	156
Net Debt	$2,214	$2,160	$2,131	$2,200	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Dec-23	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,214	$2,169	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	82	98	101
Less: Cash and Cash Equivalents	—	9	23	3	21	4	22	156
Adjusted Net Debt	$2,214	$2,160	$2,131	$2,200	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion.
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 10 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2023 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23
Net Income	$711	$475	$21	$538	$1,745
Interest Expense	36	35	35	37	143
Income Tax Expense (Benefit)	218	161	(2)	132	509
Earnings Before Interest & Taxes (EBIT)	965	671	54	707	2,397
Depreciation, Depletion & Amortization	105	104	112	113	434
Exploration Expense	4	2	2	2	10
Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	1,074	777	168	822	2,841
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(823)	(463)	54	(564)	(1,796)
(Gain) Loss on Non-Operated Asset Sale	—	(103)	3	—	(100)
Stock Based Compensation	9	4	3	4	20
Virginia Flood Expense	—	1	—	—	1
Severance	1	1	—	—	2
Total Pre-tax Adjustments	(813)	(560)	60	(560)	(1,873)
Adjusted EBITDAX TTM	$261	$217	$228	$262	$968

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC) as supplemented by our quarterly reports on Form 10-Q and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.